UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 2, 2025
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On May 2, 2025, Exelon Corporation (the “Company”) entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, each as sales agent and as forward seller (collectively, the “Sales Agents”), and Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A., Crédit Agricole Corporate and Investment Bank, Goldman Sachs & Co. LLC, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Royal Bank of Canada, The Bank of Nova Scotia and Wells Fargo Bank, National Association, each as forward purchaser (the “Forward Purchasers”), establishing an at-the-market equity distribution program, pursuant to which the Company, through the Sales Agents, may offer and sell from time to time shares of the Company’s common stock, no par value (the “Common Stock”), having an aggregate gross sales price of up to $2,500,000,000. In no event will the aggregate number of shares of Common Stock sold through the Sales Agents or the Forward Sellers under the Equity Distribution Agreement and under any Forward Sale Agreement have an aggregate gross sales price in excess of $2,500,000,000. The Company has no obligation to offer or sell any shares of Common Stock under the Equity Distribution Agreement and may at any time suspend or terminate offers and sales under the Equity Distribution Agreement.

The Equity Distribution Agreement provides that, in addition to the issuance and sale of shares of Common Stock by the Company to or through the Sales Agents, the Company may enter into one or more forward sale transactions under master forward confirmations to be entered into by the Company and the relevant Forward Purchasers, and related supplemental confirmations to be entered into by the Company and such Forward Purchaser (each, a “Forward Sale Agreement”). In connection with any Forward Sale Agreement, the relevant Forward Purchaser will borrow from third parties and, through the relevant Sales Agent, offer a number of shares of Common Stock equal to the number of shares of Common Stock underlying the particular Forward Sale Agreement.

The Company will not initially receive any proceeds from the sale of borrowed shares of Common Stock by a Forward Seller. The Company expects to receive proceeds from the sale of shares of Common Stock upon future physical settlement(s) of the relevant Forward Sale Agreement with the relevant Forward Purchaser on dates specified by the Company on or prior to the maturity date of such Forward Sale Agreement, in which case, the Company will expect to receive, subject to certain adjustments, aggregate net cash proceeds at settlement equal to the number of shares underlying the relevant Forward Sale Agreement, multiplied by the relevant forward sale price. Although the Company expects to physically settle any Forward Sale Agreements, it may elect to cash settle or net share settle a Forward Sale Agreement, in which case the Company may not receive any proceeds (in the case of cash settlement) or will not receive any proceeds (in the case of net share settlement), and the Company may owe cash (in the case of cash settlement) or shares of Common Stock (in the case of net share settlement) to the relevant Forward Purchaser.

The Company expects to use any net proceeds from sales of shares of Common Stock under the Equity Distribution Agreement and, if applicable, upon settlement of any Forward Sale Agreements for general corporate purposes, including the repayment of indebtedness. Sales of shares of Common Stock under the Equity Distribution Agreement, if any, may be made (i) by any method or payment permitted by law to be an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on or through The Nasdaq Stock Market, or on another market for the Common Stock, or sales made to or through a market maker other than on an exchange or through an electronic communications network or (ii) in privately negotiated transactions (if, and only if, the Company, the Sales Agents and any related Forward Seller and Forward Purchaser have so agreed in writing). Any shares of Common Stock offered under the Equity Distribution Agreement will be offered pursuant to the Company’s Registration Statement on Form S-3 (No. 333-333-284911) (the “Registration Statement”).

The foregoing description of the Equity Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Equity Distribution Agreement, which is filed as Exhibit 1.1 hereto.

In connection with the issuance and sale of the shares of Common Stock, the Company is also filing a legal opinion regarding the validity of the shares of Common Stock offered pursuant to the Equity Distribution Agreement as Exhibit 5.1 for the purpose of incorporating the opinion into the Registration Statement.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy shares of the Company’s Common Stock, and there shall not be any sale of such shares in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The sale of shares of the Company’s Common Stock is being made only by means of a prospectus and related prospectus supplement.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
1.1
Equity Distribution Agreement, dated May 2, 2025, by and among the Company, Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, each as sales agents and as forward sellers, and Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A., Crédit Agricole Corporate and Investment Bank, Goldman Sachs & Co. LLC, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Royal Bank of Canada, The Bank of Nova Scotia and Wells Fargo Bank, National Association, each as forward purchasers.

5.1	Opinion of Ballard Spahr LLP.
23.1	Consent of Ballard Spahr LLP (including in Exhibit 5.1).
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* * * * *

This Current Report contains certain forward-looking statements within the meaning of federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: unfavorable legislative and/or regulatory actions; uncertainty as to outcomes and timing of regulatory approval proceedings and/or negotiated settlements thereof; environmental liabilities and remediation costs; state and federal legislation requiring use of low-emission, renewable, and/or alternate fuel sources and/or mandating implementation of energy conservation programs requiring implementation of new technologies; challenges to tax positions taken, tax law changes, and difficulty in quantifying potential tax effects of business decisions; negative outcomes in legal proceedings; adverse impact of the activities associated with the past deferred prosecution agreement (DPA) and now-resolved SEC investigation on Exelon's reputation and relationships with legislators, regulators, and customers; physical security and cybersecurity risks; extreme weather events, natural disasters, operational accidents such as wildfires or natural, gas explosions, war, acts and threats of terrorism, public health crises, epidemics, pandemics, or other significant events; disruptions or cost increases in the supply chain, including shortages in labor, materials or parts, or significant increases in relevant tariffs; lack of sufficient capacity to meet actual or forecasted demand or disruptions at power generation facilities owned by third parties; emerging technologies that could affect or transform the energy industry; instability in capital and credit markets; a downgrade of Exelon's credit ratings or other failure to satisfy the credit standards in Exelon's agreements or regulatory financial requirements; significant economic downturns or increases in customer rates; impacts of climate change and weather on energy usage and maintenance and capital costs; and impairment of long-lived assets, goodwill, and other assets.

New factors emerge from time to time, and it is impossible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. For more information, see those factors discussed in Exelon's most recent Annual Report on Form 10-K, including in Part I, ITEM 1A, any subsequent Quarterly Reports on Form 10-Q, and in other reports filed by Exelon from time to time with the SEC.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. Exelon undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jeanne M. Jones
Jeanne M. Jones
Executive Vice President and Chief Financial Officer
May 2, 2025

EXHIBIT INDEX

Exhibit No.	Description
1.1
Equity Distribution Agreement, dated May 2, 2025, by and among the Company, Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, each as sales agents and as forward sellers, and Bank of America, N.A., Barclays Bank PLC, BNP Paribas, Citibank, N.A., Crédit Agricole Corporate and Investment Bank, Goldman Sachs & Co. LLC, JPMorgan Chase Bank, National Association, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Royal Bank of Canada, The Bank of Nova Scotia and Wells Fargo Bank, National Association, each as forward purchasers.

5.1	Opinion of Ballard Spahr LLP.
23.1	Consent of Ballard Spahr LLP (including in Exhibit 5.1).
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)